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Exhibit 99.1

For Immediate Release

MSL Contact:
David Holt
(978) 371-5457
david.holt@msl.com

MSL REPORTS THIRD QUARTER 2003 FINANCIAL RESULTS

CONCORD, MA (October 27, 2003)—MSL (NYSE: MSV), a full-service global electronics manufacturing services and supply chain services (EMS) company, today released its financial results for the third quarter of fiscal 2003.

Revenues for the quarter were $189.0 million, a sequential increase of 3.7% compared to the second quarter of 2003 and a decrease of 6.3% from the same period a year ago. Net loss under Generally Accepted Accounting Principles (GAAP) for the third quarter of 2003 was $5.2 million, compared to a net loss of $0.7 million in the second quarter of 2003 and net loss of $8.4 million in the comparable period of the prior year. Including the impact of accretion and dividends on its convertible preferred stock, the Company reported a GAAP net loss applicable to common stockholders of $6.5 million, or $0.19 per share in the third quarter of 2003 as compared to a net loss of $1.6 million or $0.05 per share in the second quarter of 2003 and a net loss of $9.2 million, or $0.28 per share in the comparable period of the prior year.

Cash EPS(1) was $(0.03) in the third quarter of 2003, compared to $(0.01) in the second quarter of 2003 and $0.03 in the comparable period a year ago. Earnings before interest, taxes, depreciation and amortization, as adjusted (Adjusted EBITDA(2)), for the third quarter of 2003 were $5.6 million or 3.0% of revenue as compared to $5.6 million or 3.1 % of revenue in the second quarter of 2003 and $8.2 million or 4.1% of revenue in the third quarter of the prior year.

At September 28, 2003, the Company had a cash balance of $54.8 million, which exceeded by $30.6 million its total debt, as compared to cash in excess of debt of $19.2 million at June 29, 2003 and $20.2 million at September 29, 2002. Net working capital days at September 28, 2003 were 42.8, an increase of 2.3 days from 40.5 days at June 29, 2003. The Company used approximately $8.9 million in cash from operations during the quarter in connection with ramping new business in the third quarter and preparing for fourth quarter production. The Company recorded $5.3 million in restructuring and other one-time charges in the quarter, consistent with prior announcements.

The Company also reported it won fifteen new programs during the quarter, not including preliminary design wins. Five of the programs were wins with new customers and ten were with existing customers.

        "MSL remains on track to deliver on our objective of growing our business through uninterrupted delivery of value-added services in lower volume, higher mix PCBA, BTO/CTO, logistics and automated manufacturing solutions," said Bob Bradshaw, Chairman and Chief Executive Officer of MSL. "Our customers will benefit a great deal from Celestica's robust capabilities in design engineering, complex manufacturing and low cost solutions to accelerate MSL's service offerings. We look forward to assuring our customers a seamless transition to ensure consistency of ongoing services."

The Company believes that Cash EPS and Adjusted EBITDA, both non-GAAP financial measures, provide investors with a useful view of the Company's results by isolating unusual gains, losses and charges and describing the Company's performance without them. The non-GAAP measures in this press release are reconciled to the Company's most directly comparable GAAP measures on the following pages.

(1)
Cash EPS is defined as net income (loss) applicable to common stockholders before restructuring and asset writedown charges, non-recurring and unusual items, and amortization of goodwill and other intangibles, divided by diluted weighted average shares outstanding.

(2)
Adjusted EBITDA is defined as earnings before net interest expense, income taxes, depreciation and amortization, restructuring and other asset write-downs, stock-based compensation and other non-recurring items as well as non-operating expenses including foreign exchange gain (loss).

About MSL:

Manufacturers' Services Limited (MSL) is a global company that provides a portfolio of integrated manufacturing and related supply chain services that facilitate its customers' ability to get products to market faster, reduce their total cost, and achieve superior operational performance. The Company has specific expertise in electronics design and new product introduction, printed circuit board assembly and testing, high speed automated manufacturing, final product assembly including configure-to-order and build-to-order, integration and testing of complex systems, global supply chain management, order fulfillment, repair and end-of-life management. MSL's customers come from a diverse set of industries including industrial equipment, commercial avionics, retail infrastructure, medical products, voice and data communications, networked storage, office equipment, computers and computer peripherals. The Company integrates its services with its customers' operations, leveraging information technology to connect a global network of suppliers, internal operations, and customers. MSL differentiates itself by providing a superior customer experience characterized by significant mind share, personalized service, customized and flexible solutions, and rapid response. MSL is headquartered in Concord, Massachusetts. For more information, please visit the Company's website at www.msl.com.

Any statements in this press release about future expectations, plans and prospects for the Company, including the Company's expectations for first quarter operating results and any statements containing the words "believes," "anticipates," "plans," "estimates," "expects," "will," and similar expressions, constitute forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those indicated by such forward-looking statements as a result of various important factors, including: our ability to complete the proposed merger, our dependence upon a relatively small number of customers; risks associated with our acquisitions of other companies or businesses; the incurrence of indebtedness and associated interest expense to fund our business strategy; the availability of critical components, particularly those from sole-source suppliers; the impact of competition within our industry; cancellations of or delays in customer orders; general economic conditions within our industry; the impact of foreign currency fluctuations and other factors specifically affecting our international operations. These and other risk factors and uncertainties are discussed in the Company's Form 10-K for the year ended December 31, 2002 and the Company's Form 10-Q for the quarter ended June 29, 2003 filed with the Securities and Exchange Commission. In addition, the forward-looking statements included in this press release represent the Company's estimates as of October 27, 2003. The Company anticipates that subsequent events and developments will cause the Company's estimates to change. However, while the Company may elect to update these forward-looking statements at some point in the future, the Company specifically disclaims any obligation to do so.

MANUFACTURERS' SERVICES, LTD.

GAAP—CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands, except per share data)

(unaudited)

	Three Months Ended		Nine Months Ended
	Sept 28, 2003	Sept 29, 2002	Sept 28, 2003	Sept 29, 2002
Net sales	$188,955	$201,593	$532,531	$644,790
Cost of goods sold	174,124	184,452	489,446	586,558

Gross profit	14,831	17,141	43,085	58,232
Operating expenses:
Selling, general and administrative	13,902	15,510	39,452	46,535
Amortization expense	45	—	45	3,706
Restructuring and asset writedowns	4,888	9,763	5,593	14,651
Other operating (income) expense	—	—	—	(800)

Income from operations	(4,004)	(8,132)	(2,005)	(5,860)
Interest expense, net	(1,000)	(1,059)	(3,102)	(6,196)
Loss from extinguishment of debt	—	—	—	(4,031)
Gain (loss) on change in fair value of derivative	(20)	1,260	300	2,170
Foreign exchange gain (loss)	22	(21)	428	35

Income (loss) before income taxes	(5,002)	(7,952)	(4,379)	(13,882)
Provision for income taxes	199	480	706	1,498

Net income (loss)	$(5,201)	$(8,432)	$(5,085)	$(15,380)

Net loss applicable to common stockholders	$(6,468)	$(9,150)	$(8,103)	$(17,107)

Basic loss per share
Net loss applicable to common stockholders	$(0.19)	$(0.28)	$(0.24)	$(0.53)

Weighted average shares outstanding	33,919	32,584	33,607	32,474
Diluted loss per share
Net loss applicable to common stockholders	$(0.19)	$(0.28)	$(0.24)	$(0.53)

Weighted average shares outstanding	33,919	32,584	33,607	32,474
Net income (Loss)	$(5,201)	$(8,432)	$(5,085)	$(15,380)
Dividends on convertible preferred stock	(737)	(396)	(1,829)	(1,032)
Accretion on convertible preferred stock	(530)	(322)	(1,189)	(695)

Net loss available to common stockholders	$(6,468)	$(9,150)	$(8,103)	$(17,107)

MANUFACTURERS' SERVICES, LTD.

NON-GAAP—CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands, except per share data)

(unaudited)

	Three Months Ended		Nine Months Ended
	Sept 28, 2003	Sept 29, 2002	Sept 28, 2003	Sept 29, 2002
Net sales (1)	$188,955	$200,405	$532,531	$643,602
Cost of goods sold (1)(2)	173,843	182,869	489,165	582,918

Gross profit	15,112	17,536	43,366	60,684
Operating expenses: (3)
Selling, general and administrative (1)(2)	13,777	13,999	39,327	43,607
Amortization expense	45	—	45	3,706
Other operating (income) expense	—	—	—	(800)

Income from operations	1,290	3,537	3,994	14,171
Interest expense, net	(1,000)	(1,059)	(3,102)	(6,196)
Foreign exchange gain (loss)	22	(21)	428	35

Income before provision for income taxes (4)	312	2,457	1,320	8,010
Provision for income taxes (5)	199	832	706	1,850

Adjusted net income (9)	$113	$1,625	$614	$6,160

Adjusted net income (loss) applicable to common stockholders (6)(9)	$(1,154)	$907	$(2,404)	$8,145

Cash EPS (7)(9)	$(0.03)	$0.03	$(0.07)	$0.25

Weighted average shares outstanding—diluted	33,919	32,584	33,607	32,474

Adjusted EBITDA (8)(9)	$5,630	$8,177	$16,083	$32,430

(1)
Excludes amounts in the third quarter of 2002 related to the Company's China facility, which stopped operations during the third quarter of 2002, including net sales of $1,188, cost of goods sold of $1,583 and S,G&A of $741. Excludes $3,474 of losses ($2,057 in cost of sales and $1,417 in S,G&A) associated with the Company's Salt Lake City facility incurred in the first quarter of 2002, subsequent to the Company's decision to close the site in the fourth quarter of 2001.

(2)
Excludes severance charges of $769 in the third quarter of 2002 related to the Company's Valencia and Arden Hills facilities that reduced workforces as a result of customer disengagements. Excludes severance charges of $406 ($281 in cost of sales and $125 in S,G&A) in the third quarter of 2003 related to the Company's Corporate, Lowell, and Westford facilities that reduced the number of employees in an effort to right-size workforces at these facilities.

(3)
Excludes restructuring charges (reversals) and asset writedowns of ($249), $954 and $4,888 in the first, second and third quarters of 2003 and $5,457, ($569) and $9,763 in the first, second and third quarters of 2002, respectively.

(4)
Excludes a loss on extinguishment of debt of $4,031 incurred in the second quarter of 2002. Also excludes gain (loss) on change in fair value of warrant derivatives of $520, ($200) and ($20) in the first, second and third quarters of 2003 and $910 and $1,260 in the second and third quarters of 2002, respectively.

(5)
Includes additional tax expense in Valencia, Spain of $352 in the third quarter of 2002 related to additional taxable income from the exclusion of $355 of asset writedowns and $652 of severance costs related to a reduction in Spain's workforce during the third quarter of 2002.

(6)
Reflects the impact of deducting dividends and accretion on convertible preferred stock and goodwill amortization for the nine months ended September 2003.

(7)
Cash EPS is defined as net income (loss) applicable to common stockholders before restructuring and asset writedown charges, non-recurring and unusual items, and amortization of goodwill and other intangibles, divided by diluted weighted average shares outstanding.

(8)
Adjusted EBITDA is defined as earnings before net interest expense, income taxes, depreciation and amortization, restructuring and other asset write-downs, stock-based compensation and other non-recurring items as well as non-operating expenses including foreign exchange gain (loss).

(9)
Adjusted net income, adjusted net income applicable to common stockholders, Cash EPS and adjusted EBITDA are presented as additional Non-GAAP measures and are not a substitute for Earnings Per Share under generally accepted accounting principles.

MANUFACTURERS' SERVICES, LTD.

SUPPLEMENTAL COMPARATIVE CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands, except per share data)

(unaudited)

	Three Months Ended
	June 29, 2003 GAAP	June 29, 2003 Non-GAAP
Net sales	$182,203	$182,203
Cost of goods sold	166,966	166,966

Gross profit	15,237	15,237
Operating expenses:
Selling, general and administrative	13,438	13,438
Restructuring and asset writedowns (1)	954	—

Income from operations	845	1,799
Interest expense, net	(1,102)	(1,102)
Gain (loss) on change in fair value of derivative (1)	(200)	—
Foreign exchange gain (loss)	87	87

Income before income taxes	(370)	784
Provision for income taxes	343	343

Net income	$(713)	$441

Net loss applicable to common stockholders	$(1,589)	$(435)

Basic income (loss) per share
Net loss applicable to common stockholders	$(0.05)	$(0.01)

Weighted average shares outstanding	33,581	33,581
Diluted income (loss) per share
Net loss applicable to common stockholders	$(0.05)	$(0.01)

Weighted average shares outstanding	33,581	33,581

(1)
The Non-GAAP statement excludes the impact of restructuring and asset write-down reversals as well as the gain on the change in fair value of a derivative.

MANUFACTURERS' SERVICES, LTD.

CONSOLIDATED BALANCE SHEETS

(In thousands)

	September 28, 2003	December 31, 2002
	(Unaudited)
ASSETS
Current assets:
Cash and cash equivalents	$54,836	$48,955
Accounts receivable, net	115,234	109,083
Inventories	112,175	98,827
Prepaid expenses and other current assets	15,844	21,945

Total current assets	298,089	278,810
Property and equipment, net	42,662	34,659
Goodwill and intangibles, net	7,166	8,441
Other assets	10,363	9,497

Total assets	$358,280	$331,407

LIABILITIES, CONVERTIBLE PREFERRED STOCK AND STOCKHOLDERS' EQUITY
Current liabilities
Current portion of long-term debt and capital lease obligations	$4,306	$5,654
Accounts payable	129,939	127,085
Accrued expenses and other current liabilities	36,632	39,157

Total current liabilities	170,877	171,896
Long-term debt and capital lease obligations	19,900	18,003
Other liabilities	6,754	5,260

Total liabilities	197,531	195,159

Convertible preferred stock	58,484	35,551
Stockholders' equity	102,265	100,697

Total liabilities, convertible preferred stock and stockholders' equity	$358,280	$331,407

MANUFACTURERS' SERVICES, LTD.

SUPPLEMENTAL DATA—CASH EPS

(In thousands, except per share data)

(unaudited)

	Three Months Ended		Nine Months Ended
	Sept 28, 2003	Sept 29, 2002	Sept 28, 2003	Sept 29, 2002
Net loss applicable to common shareholders—GAAP	$(6,468)	$(9,150)	$(8,103)	$(17,107)
Restructuring charges, net of tax	2,630	9,639	3,335	14,527
Goodwill Impairment	2,258	—	2,258	—
Losses associated with Salt Lake City facility	—	—	—	3,480
Changes in fair value of derivative	20	(1,260)	(300)	(2,170)
China discontinued operations	—	1,137	—	1,137
Concord, Westford & Lowell cost reduction	406	—	406	—
Spain and Arden Hills cost reduction, net of tax	—	541	—	541
Loss on extinguishment of debt	—	—	—	4,031

Adjusted net income (loss) applicable to common shareholders	$(1,154)	$907	$(2,404)	$4,439
Amortization of goodwill and intangibles	—	—	—	3,706

Cash earnings applicable to common shareholders	$(1,154)	$907	$(2,404)	$8,145

Diluted Cash EPS	$(0.03)	$0.03	$(0.07)	$0.25

Weighted average shares outstanding—diluted	33,919	32,584	33,607	32,474

MANUFACTURERS' SERVICES, LTD.

SUPPLEMENTAL DATA—ADJUSTED EBITDA RECONCILIATION

(in thousand's)

(unaudited)

	Three Months Ended		Nine Months Ended
	Sept 28, 2003	Sept 29, 2002	Sept 28, 2003	Sept 29, 2002
GAAP—net income (loss)	$(5,201)	$(8,432)	$(5,085)	$(15,380)
Adjustments
Provision for income taxes	199	480	706	1,498
Foreign exchange	(22)	21	(428)	(35)
Change in fair value of derivative	20	(1,260)	(300)	(2,170)
Loss on extinguishment of debt	—	—	—	4,031
Interest expense	1,000	1,059	3,102	6,196
Stock-based compensation	92	142	542	475
Restructuring and asset writedowns	4,888	9,763	5,593	14,651
Concord, Westford & Lowell cost reduction	406	—	406	—
Spain and Arden Hills cost reduction	—	769	—	769
Losses associated with Salt Lake City facility	—	—	—	3,474
Losses associated with China facility	—	1,136	—	1,136
Depreciation	4,203	4,499	11,502	14,079
Amortization	45	—	45	3,706

Adjusted EBITDA	$5,630	$8,177	$16,083	$32,430

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MSL REPORTS THIRD QUARTER 2003 FINANCIAL RESULTS
MANUFACTURERS' SERVICES, LTD. GAAP—CONSOLIDATED STATEMENTS OF OPERATIONS (In thousands, except per share data) (unaudited)
MANUFACTURERS' SERVICES, LTD. NON-GAAP—CONSOLIDATED STATEMENTS OF OPERATIONS (In thousands, except per share data) (unaudited)
MANUFACTURERS' SERVICES, LTD. SUPPLEMENTAL COMPARATIVE CONSOLIDATED STATEMENTS OF OPERATIONS (In thousands, except per share data) (unaudited)
MANUFACTURERS' SERVICES, LTD. CONSOLIDATED BALANCE SHEETS (In thousands)
MANUFACTURERS' SERVICES, LTD. SUPPLEMENTAL DATA—CASH EPS (In thousands, except per share data) (unaudited)
MANUFACTURERS' SERVICES, LTD. SUPPLEMENTAL DATA—ADJUSTED EBITDA RECONCILIATION (in thousand's) (unaudited)